UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
June 7, 2006

Date of Report (Date of Earliest Event Reported)
BUSINESS OBJECTS S.A.

(Exact name of Registrant as specified in its charter)

Republic of France	0-24720	98-0355777

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification Number)
157-159 rue Anatole France, 92300 Levallois-Perret,
France

(Address of principal executive offices)
(408) 953-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into or Amendment of a Material Definitive Agreement
Item 3.03. Material Modification to Rights of Security Holders
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 3.1
EXHIBIT 10.25
EXHIBIT 10.25.1

Item 1.01. Entry into or Amendment of a Material Definitive Agreement.
Warrants
     On June 7, 2006, at the annual general shareholder meeting (the “Shareholders Meeting”) of Business Objects S.A. (the “Company”), the shareholders of the Company authorized the board of directors (the “Board”) to issue warrants (the “Warrants”) to subscribe to 45,000 ordinary shares to Jean-François Heitz, a non-employee director of the Company. This authorization will expire on June 7, 2007. The subscription price per share underlying the Warrants is equal 22.13 euros, corresponding to the closing price of the Company’s ordinary shares as listed on Eurolist by EuronextTM on the last trading date prior to the date of the Shareholders Meeting. The Warrants shall vest over three years, as follows: one-third of the shares shall be exercisable on or after June 1, 2007, one-third of the shares shall be exercisable on or after June 1, 2008 and one-third of the shares shall be exercisable on or after June 1, 2009. These Warrants will expire on earlier of (i) the 7th anniversary of their issuance or (ii) the 91st day following the date on which Mr. Heitz ceases to be a member of the Board.
Stock Plans
     On June 7, 2006, at the Shareholders Meeting, the shareholders of the Company approved amendments to the Company’s 2001 Stock Incentive Plan (the “Amended 2001 Plan”). The principal amendments to the Amended 2001 Plan are summarized in the table below. The following summary is not intended to be complete, and is qualified in its entirety by reference to the full text of the Amended 2001 Plan attached hereto as Exhibit 10.25 and incorporated herein by reference.

2001 Plan
Provision	Amended Provision	Former Provision
Section 3(a)	The Board is authorized to issue a maximum of 3,000,000 shares per calendar year under the Amended 2001 Plan; provided, however, that the total amount of shares issued by the Company during any calendar year pursuant to the sixteenth, eighteenth, nineteenth and twentieth resolutions approved at the June 7, 2006 shareholder meeting cannot exceed 3% of the Company’s share capital as of December 31 of the previous calendar year. This authorization will expire on June 6,	The Board is authorized to issue a maximum of 8,437,729 shares of €0.10 nominal value per share under the 2001 Plan and the Subsidiary Stock Incentive Sub-Plan. The Board is authorized to increase annually, or on one or more occasions, the number of shares available under the 2001 Plan and the Subsidiary Stock Incentive Sub-Plan to the lesser of (i) 6,500,000 shares with a nominal value of €0.10 per share, (ii) the number of shares equal to 5% of the total shares outstanding as of June 30 and (iii) any lesser amount determined by the Board.

This authorization and the 2001 Plan will expire on February 11, 2007.

2001 Plan
Provision	Amended Provision	Former Provision
2008.

Section 4.2	The shareholders must approve any option exchange program prior to implementation by the Company.	Prior to amendment, no such shareholder approval.

Section 6	The Amended 2001 Plan will remain in effect until terminated under Section 13 of the Plan, which provides that the plan administrator may amend, alter, suspend or terminate the Amended 2001 Plan at any time.	The 2001 Plan will continue in effect until February 11, 2007 unless earlier terminated.

Section 7	Each option will have a 7 year term.	Each option will have a 10 year term.

Section 8.1	In the case of options to subscribe for new shares, the subscription price per share shall be determined by the Board on the grant date in accordance with the following:	In the case of options to subscribe for new shares, the subscription price per share shall be determined by the Board on the grant date in accordance with the following:

	Incentive Stock Option for a U.S. Resident Beneficiary	Incentive Stock Option for a U.S. Resident Beneficiary

The price of an incentive stock option granted to a U.S. resident beneficiary or subject to the U.S. laws and regulations at the option grant date, who owns stock representing more than 10% of the voting rights of all classes of stock of the Company or any affiliates, to the extent such beneficiary is legally authorized to receive option grants, will be set in euros and will not be lower than the higher of the two following prices: (i) 110% of the closing price reported on the market Eurolist by EuronextTM on the last trading day preceding the grant date, or (ii) 100% of the average opening prices reported on such market over the twenty trading days preceding the grant date; as reported by Euronext Paris S.A. or some other publication that the Board deems reliable.	In the case of an incentive stock option granted to a U.S. Beneficiary who, at the time the option is granted, owns stock representing more than 10% of the voting rights of all classes of stock of the Company or any parent or subsidiary, to the extent such U.S. beneficiary is permitted by the law to receive incentive stock option grants, the per share exercise price shall be no less than the higher of (a) 110% of the fair market value per share or (b) 80% of the average fair market values on the twenty trading days preceding the grant date.

	Incentive Stock Option or Non-Statutory Option for a Non-U.S. Resident Beneficiary	Incentive Stock Option or Non-Statutory Option for a Non-U.S. Resident Beneficiary
	In the case of an incentive stock option or non-statutory stock option granted to any beneficiary other than a beneficiary described above, the subscription price per share will be set in euros and will not be lower than the higher of the two following prices: (i) 100% of the closing price reported on the market Eurolist by EuronextTM on the last trading day preceding the grant date, or (ii) 100% of the average opening prices reported on such market over the twenty trading days preceding the grant date; as reported by Euronext Paris S.A. or some other	In the case of an option granted to any beneficiary other than a U.S. beneficiary described above, the per share exercise price shall be no less than the higher of (a) 100% of the fair market value per share, or (b) 80% of the average fair market values on the twenty trading days preceding the grant date. The exercise price shall be not be less than 80% of the average of the first quoted prices of the share on Eurolist by Euronext TM over 20 trading days immediately preceding the date of grant.

2001 Plan
Provision	Amended Provision	Former Provision
publication that the Board deems reliable.

	Options for Repurchased Shares	Options for Repurchased Shares

In the case of options to purchase shares that were repurchased by the Company and held as treasury shares, the purchase price per share will be determined by the Board on the grant date as follows:	When an option entitles the holder to purchase shares previously repurchased by the Company, the exercise price may neither be less than 80% of the average purchase price paid for all shares or ADRs previously repurchased by the Company, nor than 80% of the average of the first quoted prices of the share on Eurolist by Euronext TM over 20 trading days immediately preceding the date of grant.

Incentive Stock Option for a U.S. Resident Beneficiary
The price of an incentive stock option granted to a U.S. resident beneficiary or subject to the U.S. laws and regulations who, at the option grant date, owns stock representing more than 10% of the voting rights of all classes of stock of the Company or any affiliates, to the extent such beneficiary is legally authorized to receive option grants, will be set in euros and will not be lower than the higher of the three following prices: (i) 110% of the closing price reported on the market Eurolist by EuronextTM on the last trading day preceding the grant date, (ii) 100% of the average purchase price of the treasury shares held by the Company under articles L.225-208 and L.225-209 of the French Commercial Code, according to article L.225-179 of the French Commercial Code or (iii) 100% of the average opening prices reported on such market over the twenty trading days preceding the grant date; as reported by Euronext Paris S.A. or some other publication that the Board deems reliable.

Incentive Stock Option or Non-Statutory Option for a Non-U.S. Resident Beneficiary
The price of an incentive stock option or non-statutory stock option granted to any beneficiary other than a beneficiary described above, the purchase price per share shall be set in euros and shall not be lower than the higher of the three following price: (i) 100% of the closing price reported on the market Eurolist by EuronextTM on the last trading day preceding the grant date, (ii) 100% of the average purchase price of the treasury shares held by the Company under articles L.225-208 and L.225-209 of the French

2001 Plan
Provision	Amended Provision	Former Provision
Commercial Code, according to article L.225-179 of the French Commercial Code or (iii) 100% of the average opening prices reported on such market over the twenty trading days preceding the grant date; as reported by Euronext Paris S.A. or some other publication that the Board deems reliable.
     On June 7, 2006, at the Shareholders Meeting, the shareholders of the Company approved amendments to the Company’s 2001 Stock Incentive Plan Subsidiary Stock Incentive Plan (the “Amended 2001 Sub Plan”). The principal amendments to the Amended 2001 Sub Plan are summarized in the table below. The following summary is not intended to be complete, and is qualified in its entirety by reference to the full text of the Amended 2001 Sub Plan attached hereto as Exhibit 10.25.1 and incorporated herein by reference.

2001 Sub Plan
Provision	Amended Provision	Former Provision
Shareholders’ Authorization	“Shareholders’ Authorization” means the approval on June 10, 2004 of the Company’s shareholders regarding (i) the adoption of this Sub-Plan and (ii) the issuance of new Shares, with subscription reserved for the Trust, as amended by the approval on June 7, 2006 of the Company’s shareholders regarding (i) the approval of the amendments to this Sub-Plan and (ii) the issuance of new Shares, with subscription reserved for the Trust.	“Shareholders’ Authorization” means the approval in 2004 of the Company’s shareholders regarding (i) the adoption of this Sub-Plan and (ii) the issuance of new Shares, the subscription of which will be reserved for the related Trust.

Section 3.1	New Share. Pursuant to the shareholders’ authorization authorizing the Board to issue new shares on one or more occasions to be subscribed by the Sub-Plan Trust for the purpose of granting Awards under the Sub-Plan, the maximum number of new Shares (aggregated with any repurchased Shares pursuant to Section 3.3 hereof) authorized by the shareholders to be subscribed (or repurchased) by the Sub-Plan Trust is 300,000,000 Shares per calendar year, provided however:

(i) the total number of share issued and/or allocated under the nineteenth and the twentieth resolutions of the Company’s shareholders meeting held on June 7, 2006 may not exceed 2,500,000 Shares; and

(ii) the total number of shares issued during each calendar year under the sixteenth, the seventeenth, the eighteenth, the nineteenth and the twentieth resolutions of this general meeting shall not exceed, for each concerned calendar year, 3% of the	New Shares. Pursuant to the shareholders’ authorizations approving the Sub-Plan and authorizing the Board to issue new shares on one or more occasions to be subscribed by the Sub-Plan Trust for the purpose of granting awards under the Sub-Plan, the maximum number of new Shares (aggregated with any repurchased Shares pursuant to Section 3.2 hereof) authorized by the shareholders to be subscribed by the Sub-Plan Trust is 2,500,000 Shares, provided:

(i) the number of Shares issuable under the Parent Plan and the number of Shares subscribed by the Sub-Plan Trust cannot exceed the total number of Shares authorized to be issued under the Parent Plan (including as authorized the future automatic annual increases provided for in Section 3.1 of the Parent Plan) prior to the adoption of the Shareholders Authorizations.

2001 Sub Plan
Provision	Amended Provision	Former Provision
Company’s share capital as of December 31 of the previous calendar year.

	Repurchased Shares. The Board may allocate repurchased shares to be acquired by the Trust instead of the issuance and subscription of new shares mentioned in section 3.1, subject to the limits set forth by this section.	Repurchased Shares. The Board may allocate repurchased Shares to be acquired by the Trust instead of the issuance and subscription of new Shares mentioned in section 3.1, subject to the overall maximum of 2,500,000 shares in the aggregate and provided that, in no event may the number of Shares issuable under the Parent Plan and the number of shares subscribed and acquired by the Sub-Plan Trust exceed the total number of shares authorized to be issued under the Parent Plan (including as authorized the future automatic annual increases provided for in Section 3.1 of the Parent Plan) prior to the adoption of the shareholders authorizations.
Item 3.03. Material Modification to Rights of Security Holders
     On June 7, 2006, at the Shareholders Meeting, the shareholders of the Company approved a resolution delegating to the Board the authority to issue, on one or more occasions, warrants, free of charge, to all the shareholders of the Company, according to Articles L.233-32 and L.233-33 of the French Commercial Code. This resolution also delegates to the Board the authority to set the exercise conditions and terms of the warrants, which would allow the subscription, with preferential conditions, of one or more shares of the Company. The maximum number of warrants issuable cannot exceed the number of shares comprising the Company’s share capital at the time of the issuance of the warrants. The maximum nominal amount of shares issuable cannot exceed 12,500,000 euros. This delegation to the Board is valid for a period of eighteen months following the date of the Shareholders Meeting.
     The issuance of warrants is designed to protect and maximize the value of the outstanding equity interests in the Company in the event of an unsolicited takeover attempt in a manner or on terms not approved by the Board. The Board can issue the warrants only in accordance with the reciprocity exception pursuant to French law, which means in the context of one or several offers, where at least one of which is made by an acquirer that would not be required to obtain prior shareholder approval before adopting a similar defensive measure against an unapproved public tender offer or exchange offer or by an acquirer that is controlled by an entity that would not be required to obtain prior shareholder approval before adopting a similar defensive measure against an unapproved public tender offer or exchange offer.
     In the event of a hostile offer, the Board will disclose its intention to use the delegation granted pursuant to the resolution, and would issue the warrants only if the acquirer refused to cancel its offer or refused to improve the terms of the offer in a manner that would lead the Board to approve the offer. In the event that the takeover bid and any concurrent bid fails, expires or is withdrawn, the warrants will expire. Accordingly, the warrants should not interfere with any merger or business combination approved by the Board.
     The warrants are not intended to prevent all takeover attempts of the Company. The warrants may, however, have the effect of rendering more difficult or discouraging an acquisition of the Company deemed undesirable by the Board. The warrants may cause substantial dilution to a person or group that attempts to acquire the Company on terms or in a manner not approved by the Company’s Board.
     The warrants would be issued, free of charge, to all holders of the Company’s shares on record as of a date set by the Board, which would be before the end of the tendering period. The subscription price per share would be at least equal to the share nominal value (i.e., as of the date of this filing, 0.10 euro).
     At the Shareholders Meeting, in accordance with Article L.233-33 of the French Commercial Code, the shareholders also approved a resolution authorizing the Board to use, during a tender offer, the authorizations and delegations to increase the Company’s capital pursuant to resolutions 16 to 25 and 27 as approved at the same Shareholders Meeting. The Board can use these authorizations and delegations only in accordance with the reciprocity exception pursuant to French law, as described above. In the event of a hostile offer, the Board would be able to issue shares and/or other securities of the Company in accordance with the terms, conditions and limitations set forth pursuant to resolutions 16 to 25 and 27 as approved at the same Shareholders Meeting. The issuance of securities to employees or friendly third parties under the authorizations during a tender or exchange offer could have the effect of making it more difficult for the party making the offer to succeed. Prior to the issuance of the shares and/or other securities the appropriate registration statements would need to be filed with the Securities and Exchange Commission.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On June 7, 2006, at the Shareholders Meeting, the shareholders of the Company approved an amendment and restatement to Articles 11.3, 15.2 and 18 of the Company’s Amended and Restated Memorandum and Articles of Association and Bylaws (the “Amended Bylaws”) in compliance with the new provisions of the French Commercial Code, as amended by the French Law No. 2005-842 dated July 26, 2005. The Amended Bylaws became effective June 7, 2006.
     The following table sets forth a brief summary of the material modifications approved by the Company’s shareholders. The following summary is not intended to be complete, and is qualified in its entirety by reference to the full text of the Amended Bylaws attached hereto as Exhibit 3.1 and incorporated herein by reference.

2001 Sub Plan
Provision	Amended Provision	Former Provision
Article 11.3	Attendance in person, via videoconference or via telecommunications by at least one-half of the members of the Board is required for a quorum.	Attendance in person or via videoconference by at least one-half of the members of the Board is required for a quorum.

Article 15.2	The Board must pre-approve any agreement between the Company and its Chairman of the Board, Chief Executive Officer or any Deputy Chief Executive Officer relating to compensation, indemnification or benefits to be paid or granted in the event of termination or a change in position.	No such provision.

Article 18	The quorum for an ordinary shareholders’ meeting is at least 20% of the voting shares upon first convening notice. There is no specific quorum requirement upon second	The quorum for an ordinary shareholders’ meeting is at least 25% of the voting shares upon first convening notice. There is no specific quorum requirement upon second convening notice.

2001 Sub Plan
Provision	Amended Provision	Former Provision
convening notice.

	The quorum for an extraordinary shareholders’ meeting is at least 25% of the voting shares upon first convening notice, and at least 20% of the voting shares upon second convening notice.	The quorum for an extraordinary shareholders’ meeting is at least 33 1/3 % of the voting shares upon first convening notice, and at least 25% upon second convening notice.
Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

3.1	Memorandum and Articles of Association and Updated Bylaws of Business Objects S.A., as amended June 7, 2006 (English translation of French legal version)

10.25	2001 Stock Incentive Plan, as amended on June 7, 2006 (English translation of French legal version)

10.25.1	2001 Stock Incentive Plan – Subsidiary Stock Incentive Plan, as amended on June 7, 2006 (English translation of French legal version)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 13, 2006

BUSINESS OBJECTS S.A.

By:	/s/ James R. Tolonen James R. Tolonen
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Memorandum and Articles of Association and Updated Bylaws of Business Objects S.A., as amended June 7, 2006 (English translation of French legal version)

10.25	2001 Stock Incentive Plan, as amended on June 7, 2006 (English translation of French legal version)

10.25.1	2001 Stock Incentive Plan – Subsidiary Stock Incentive Plan, as amended on June 7, 2006 (English translation of French legal version)